INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

[ X ]     Filed by Registrant

[   ]     Filed by a Party other than the Registrant

Check the appropriate box:

[   ]     Preliminary Information Statement
[   ]     Confidential, for use of the Commission only (as permitted by Rule
          14c-5(d)(2))
[ X ]     Definitive Information Statement

                             MB SOFTWARE CORPORATION
                (Name of Registrant as Specified In Its Charter)

                             MB SOFTWARE CORPORATION
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (check the appropriate box):

[ X ]     No fee required
[   ]     Fee computed on table below per Exchange Act Rules 14c-5(9) and 0-11

          1)   Title of each class of securities to which transaction applies:

          2)   Aggregate number of securities to which transaction applies:

          3) Per unit price or other underlying value of transaction computer pursuant to Exchange Act Rule 0-11:

          4)   Proposed maximum aggregate value of transaction:

          5)   Total fee paid:

[  ]      Check box if any part of the fee  is offset as  provided  by  Exchange
          Act Rule 0-11(a)(2) and identifying the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount previously paid:

          2)   Form, Schedule or Registration Statement No.:

          3)   Filing Party:

          4)   Date Filed:

                             MB Software Corporation
                       2225 E. Randol Mill Road, Suite 305
                           Arlington, Texas 76011-6306


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          To Be Held November 12, 1998

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Meeting") of MB Software Corporation, a Colorado corporation (the "Company"), will be held at the offices of the Company at 2225 E. Randol Mill Road, Suite 305, Arlington, Texas, on November 12, 1998, at 10:00 a.m., local time, or at such other times and places to which the Meeting may be adjourned. An Information Statement for the Meeting is enclosed.

         The Meeting is for the following purposes:

          (1) To elect six members of the Board of Directors for the term of office stated in the Information Statement.

          (2) To amend the Articles of Incorporation as described in the Information Statement.

          (3) To consider and ratify the selection of the Company's independent public accountants.

          (4) To transact any other business that may properly come before the Meeting or any adjournments thereof.

         The close of business on October 5, 1998, has been fixed as the record date for determining shareholders entitled to notice of and to vote at the Meeting or any adjournments thereof. For a period of at least 10 days prior to the Meeting, a complete list of shareholders entitled to vote at the Meeting will be open to the examination of any shareholder during ordinary business hours at the offices of the Company at 2225 E. Randol Mill Road, Suite 305, Arlington, Texas.

         WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

         Information concerning the matters to be acted upon at the Meeting is set forth in the accompanying Information Statement.


                                    By Order of the Board of Directors



                                    Lucy J. Singleton
                                    Secretary

Arlington, Texas
October 12, 1998

                             MB Software Corporation
                       2225 E. Randol Mill Road, Suite 305
                           Arlington, Texas 76011-6306


                              INFORMATION STATEMENT
                                       For
                         ANNUAL MEETING OF SHAREHOLDERS
                          To Be Held November 12, 1998


         This Information Statement is being first mailed on October 12, 1998, to shareholders of MB Software Corporation, a Colorado corporation (the "Company"), by the Board of Directors in connection with the Annual Meeting of Shareholders (the "Meeting") to be held at the offices of the Company at 2225 E. Randol Mill Road, Suite 305, Arlington, Texas, on November 12, 1998, at 10:00 a.m., local time, or at such other times and places to which the Meeting may be adjourned.

         The purpose of the Meeting is to consider and act upon: (i) the election of six directors for terms expiring in 1999; (ii) the amendment of the Articles of Incorporation of the Company; (iii) the ratification of the selection of Killman, Murrell & Company as the Company's independent public accountants; and (iv) such other matters as may properly come before the Meeting or any adjournments thereof.


                        RECORD DATE AND VOTING SECURITIES

         The record date for determining the shareholders entitled to vote at the Meeting was the close of business on October 5, 1998 (the "Record Date"), at which time the Company had issued and outstanding 69,099,970 shares of Common Stock, par value $.001 per share ("Common Stock"). The shares of Common Stock constitute the only outstanding voting securities of the Company entitled to be voted at the Meeting.

         WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE COMPANY HAS BEEN ADVISED THAT SHAREHOLDERS OWNING AN AGGREGATE OF AT LEAST 46,911,322 SHARES OF COMMON STOCK (CONSTITUTING APPROXIMATELY 68% OF THE ISSUED AND OUTSTANDING SHARES OF COMMON STOCK OF THE COMPANY AS OF OCTOBER 5, 1998) INTEND TO VOTE IN FAVOR OF ALL MATTERS TO BE ACTED UPON AT THE MEETING, THEREBY ASSURING THEIR ADOPTION.


                                QUORUM AND VOTING

         In an election of directors, that number of candidates equaling the number of directors to be elected having the highest number of votes cast in favor of their election, are elected to the Board of Directors of the Company (the "Board of Directors"), provided a quorum is present. Votes may be cast or withheld with respect to the proposal to elect six members of the Board of Directors for terms expiring at the Company's Annual Meeting of Shareholders in 1999. Votes that are withheld will be counted toward a quorum, but will be excluded entirely from the tabulation for such proposal and, therefore, will not affect the outcome of the vote on such proposal.

         Approval of the amendment of the Articles of Incorporation of the Company requires the affirmative vote of two-thirds (2/3) of the outstanding shares. Abstentions will count as a vote against such proposal.

         Approval of the proposal to ratify the selection of Killman, Murrell & Company as the Company's independent public accountants requires the affirmative vote of a majority of the shares present at the meeting and entitled to vote on such proposal, provided a quorum is present. Abstentions will be counted toward a quorum, but will count as a vote against such proposal.


                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

         The current Board of Directors has fixed the number of authorized directors at six. Thus, there are six directors to be elected for terms expiring at the Company's Annual Meeting of Shareholders in 1999 or until their successors have been elected and qualified. It is intended that the names of the persons indicated in the following table will be placed in nomination. Each of the nominees has indicated his willingness to serve as a member of the Board of Directors if elected; however, if any nominee becomes unavailable for election to the Board of Directors for any reason not presently known or contemplated, a substitute may be nominated and elected.

         The nominees are as follows:

                 Name               Age               Position
                 ----               ---               --------

            Scott A. Haire          33      Chairman of the Board, Chief
                                              Executive Officer and President

          Gilbert A. Valdez         55      Chief Operating Officer and Director

           Robert E. Gross          51                Director

          Araldo A. Cossutta        73                Director

           Steven W. Evans          45                Director

         Thomas J. Kirchhofer       55                Director
-----------------

         The Company has been advised that shareholders owning an aggregate of 46,911,322 shares of Common Stock intend to vote in favor of the election as directors of the six nominees listed above, thereby assuring their election to the Board of Directors.

Scott A. Haire is Chairman of the Board, Chief Executive Officer and President of the Company. Prior to founding MedBanc Data Corporation, he was an employee of the Company from November 1993 to June 1994. Previously, Mr. Haire was president of Preferred Payment Systems, a company specializing in electronic claims and insurance system related projects.

Gilbert A. Valdez is Chief Operating Officer of the Company and past President and CEO of four major financial and healthcare corporations. Most recently, he served as CEO of Hospital Billing and Collection Services, Inc., a $550 million healthcare receivables financing entity located in Wilmington, Delaware; Datix Corporation, an Atlanta-based corporate divestiture from Harris-Lanier; Medaphis Corporation, an interstate, multi-dimensional healthcare service agency based in Atlanta; and NEIC, a national consortium of 40 major insurance companies formed for development of electronic claim billing standards. Mr. Valdez has 28 years of senior healthcare receivables financing experience.

Robert E. Gross is President of R. E. Gross & Associates, providing consulting and systems projects for clients in the multi-location service, banking and healthcare industries. From 1987 to 1990, he was vice president -- technical operations for Medaphis Physicians Service Corp., Atlanta, Georgia. Prior to that, he held executive positions with Chi- Chi's, Inc., Royal Crown and TigerAir. He also spent 13 years as an engineer with IBM.

Araldo A. Cossutta is President of Cossutta and Associates, an architectural firm based in New York City, with major projects throughout the world. Previously, he was a partner with I.M. Pei and is a graduate of the Harvard Graduate School of Design and the Ecole des Beaux Arts in Paris. Mr. Cossutta was a significant shareholder in Personal Computer Card Corporation ("PC3") and was chairman of PC3 at the time of its acquisition by the Company in November
1993. He is also a director of Computer Integration Corporation of Boca Raton, Florida.

Steven W. Evans is a Certified Public Accountant and President of Evans Phillips & Co., PSC, an accounting firm which he established in 1976 in Barbourville and Middlesboro, Kentucky. He is also a founder and active in PTRL, which operates contract research laboratories located in Kentucky, North Carolina, California and Germany. He is also a founder and active in the management of environmental, financial and hotel corporations in Kentucky and Tennessee.

Thomas J. Kirchhofer is president of Synergy Wellness Centers of Georgia, Inc. He is past president of the Georgia Chiropractic Association.


                 PRINCIPAL SHAREHOLDERS AND MANAGEMENT OWNERSHIP

         The following table sets forth information as of July 31, 1998, regarding the beneficial ownership of capital stock of the Company by: (i) each person known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock; (ii) each director of the Company and person to be elected as a director; (iii) the Company's Chief Executive Officer; and (iv) the directors and executive officers of the Company as a group. The persons named in the table have sole voting and investment power with respect to all shares of capital stock owned by them, unless otherwise noted.


                                                 Amount and Nature
Name of Beneficial                                 of Beneficial        Percent
Owner or Group(1)                                    Ownership          of Class
--------------------                             -----------------      --------

Scott A. Haire                                      29,121,297 (2)       41.1%

Araldo A. Cossutta                                   2,982,025            4.4%

Steven W. Evans                                      2,000,000 (3)        2.9%

Thomas J. Kirchhofer                                   150,000 (4)        *

Gilbert A. Valdez                                      600,000 (5)        *

Robert E. Gross                                        200,000 (6)        *

Robert Shaw                                         11,000,000           16.1%

All Directors and Executive Officers as a group     35,303,322           48.64%
(seven in number)
-----------

*    Less than 1%.

(1) The address for each person or entity listed is 2225 E. Randol Mill Road, Suite 305, Arlington, Texas, 76011.
(2) Includes 1,800,000 shares and 600,000 shares subject to options and a warrant, respectively, that are presently exercisable.
(3) Includes 500,000 shares subject to a warrant that is presently exercisable by Mr. Evans.
(4) Consists of shares subject to options that are presently exercisable by Mr. Kirchhofer.
(5) Consists of shares subject to options that are presently exercisable by Mr. Valdez.
(6) Consists of shares subject to options that are presently exercisable by Mr. Gross.


                        BOARD OF DIRECTORS AND COMMITTEES

         The business of the Company is managed under the direction of the Board of Directors. The Board of Directors meets on a regularly scheduled basis to review significant developments affecting the Company and to act on matters requiring Board approval. It also holds special meetings or acts by unanimous written consent when an important matter requires Board action between scheduled meetings. The Board of Directors or its authorized committees met three times and acted by unanimous consent three times during 1997. During 1997, each member of the Board of Directors participated in 100% of all Board and applicable committee meetings held during the period for which he was a director.

         The Company does not have any written employment agreements with any of its officers or directors.

         The Board of Directors does not have an audit, compensation or nominating committee. The functions customarily attributable to those committees are performed by the Board of Directors as a whole.

         There are no standard compensation arrangements for directors.


                             MANAGEMENT COMPENSATION

                           SUMMARY COMPENSATION TABLE

         The following table sets forth certain information regarding compensation paid during each of the Company's last three fiscal years to the Company's Chief Executive Officer. No other executive officer's total annual salary and bonus exceeded $100,000, based on salary and bonus earned during 1997.




                                                                                        Long-Term Compensation
                                                                                ------------------------------------
                                                Annual Compensation                       Awards             Payouts
                                        -------------------------------------       ----------------         -------
                                                                                              Securities
                                                                                 Restricted   Underlying
   Name and Principal        Fiscal                              Other Annual       Stock        Options       LTIP      All Other
        Position             Year        Salary       Bonus      Compensation      Award(s)       /SARs       Payouts   Compensation
---------------------------  ------      ------       -----      ------------      --------        ----       -------   ------------
Scott A. Haire                1997      120,000
Chairman of the Board,        1996      120,000        --            --              --       -1,800,000       --           --
Chief Executive Officer and   1995       -- (1)        --            --              --                        --           --
President

-------------

(1)  Mr. Haire  elected not to receive  salary from July 1994  through  December
     1995.


                        OPTION GRANTS DURING FISCAL 1997

         The Company did not grant any options to the named executive officer during fiscal 1997.

                       OPTION EXERCISES DURING FISCAL 1997
                        AND FISCAL YEAR END OPTION VALUES

         The following table provides information related to options exercised by the named executive officer during fiscal 1998 and the number and value of options held at fiscal year end. The Company does not have any outstanding stock appreciation rights.


                                                             Number of Securities                   Value of Unexercised
                                                            Underlying Unexercised                      In-the-Money
                            Number of                           Options/SARs at                         Options/SARs
                             Shares                             Fiscal Year End                    at Fiscal Year End (1)
                            Acquired         Value         -------------------------------        ------------------------------
     Name                  on Exercise     Realized         Exercisable    Unexercisable           Exercisable   Unexercisable
     ----                  -----------     --------         -----------    -------------           -----------   -------------

Scott A. Haire . . . . .       -0-            N/A           1,800,000           --                 $558,000           --



(1) The closing price for the Company's Common Stock based upon the NASDAQ-OTC Bulletin Board on December 31, 1997, was $.34.


                             SECTION 16 REQUIREMENTS

         Section 16(a) of the Exchange Act requires the Company's directors and officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (the "SEC"). Directors, officers and greater than 10% beneficial owners are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on its review of the copies of such forms received by it with respect to 1997, or written representations from certain reporting persons, the Company believes that all filing requirements applicable to its directors, officers and greater than 10% beneficial owners have been complied with.


                                 PROPOSAL NO. 2

                     AMENDMENT OF ARTICLES OF INCORPORATION


         The Company proposes to amend its Articles of Incorporation to (i) add a class of preferred stock to its authorized capital, (ii) adopt a series of preferred stock and (iii) increase the number of authorized shares of Common Stock of the Company. The Board of Directors of the Company has unanimously approved the proposed amendment.
A copy of the proposed amendment is attached hereto as Exhibit A.


                                   BACKGROUND

         On August 5, 1997, the Company and Imagine Investments, Inc. ("Imagine") announced that they had formed Healthcare Innovations, LLC ("HI") for the purpose of acquiring and operating healthcare businesses. Imagine is a subsidiary of Stone Investments, Inc., which in turn is a subsidiary of Stone Capital, Inc., a corporation with over $3 billion in assets. The Company owns a 51% common ownership interest in HI and Imagine owns a 49% common ownership interest. In addition, each of the Company and Imagine owns preferred interests in HI designed to return their respective investments, plus a 10% return, over a three year period.

         For its interest, the Company contributed to HI its then existing healthcare businesses, consisting of two rehabilitation clinics in Jacksonville, Florida and a Utah-based nurse practitioner business. Since formation, HI has also acquired two chiropractic clinics located in Arlington, Texas and Las Vegas, Nevada. Imagine contributed an aggregate of $2,000,000, consisting of cash and notes owed to it. The Company serves as operator of HI, for which it receives a management fee.

         Also in connection with the formation of HI, Imagine loaned the Company $500,000 for use with its medical software business. The loan bears interest at a rate of 10% and is due on August 1, 2000. The Company pledged all of the stock of its medical software subsidiary as security for the loan. Imagine also loaned the Company $300,000 pursuant to a promissory note dated January 15, 1998, at an interest rate of prime plus 1%. The maturity date of that note was October 1, 1998, and has been extended by agreement of the parties. Imagine has also advanced $1,400,000 to the Company pursuant to a promissory note dated April 1, 1998, which bears interest at an annual rate of 10%. As contemplated in the $1,400,000 note, Imagine will convert the $1,400,000 note and its interest in HI into the preferred stock described below. The other $800,000 of promissory notes will remain outstanding.


                                 PREFERRED STOCK

         The amendment to the Articles of Incorporation will add one million shares of preferred stock, par value $10 per share ("Preferred Stock"), to the authorized capital of the Company. Other than the Series A Senior Cumulative Convertible Participating Preferred Stock par value $10 per share (the "Series A Preferred Stock") to be issued to Imagine, described below, the Company has no plans to issue any Preferred Stock, and the Preferred Stock to be issued to Imagine will prohibit issuance of any class of stock that is senior or equal to the Preferred Stock of Imagine with respect to dividend rights, redemption rights or liquidation preference without the consent of the holders of a majority of the outstanding Series A Preferred Stock. Subject to that limitation, the Board of Directors will have authority, without further shareholder action, to issue Preferred Stock in one or more series and may designate the dividend rate, voting rights and other rights, preferences and restrictions of each series.

         It is not possible to state the actual effect of the issuance of Preferred Stock (other than the Series A Preferred Stock, which is described below) upon the rights of holders of Common Stock until the Board of Directors of the Company determines the specific rights of the holders of such Preferred Stock. However, such effects might include, among other things, restricting dividends on the Common Stock, diluting the voting power of the Common Stock, impairing the liquidation rights of the holders of Common Stock and delaying or preventing a change in control of the Company without further action by the shareholders.

         Pursuant to its agreement with Imagine, the Company will issue to Imagine 340,000 duly authorized, validly issued, fully paid and nonassessable shares of Series A Preferred Stock. Set forth below is a summary of the material terms of the Series A Preferred Stock. The summary is not intended to be complete and is qualified in its entirety by the amendment to the Articles of Incorporation, as set forth in Exhibit A hereto, which contains all of the terms of the Series A Preferred Stock.

         The Series A Preferred Stock will be senior to all other shares of capital stock of the Company with respect to payment of dividends, redemption and (except as described below) liquidation preference. Cumulative dividends will be paid on the Series A Preferred Stock at a rate of $1 per share per year. Dividends are payable quarterly on the last day of March, June, September and December of each year. Upon a liquidation of the Company, holders of the Series A Preferred Stock are entitled to receive the sum of (i) $10 per share, plus accrued and unpaid dividends, plus (ii) after $20 million has been paid to holders of Common Stock of the Company in the aggregate, an amount equal to the amount paid under (i) above plus a percentage of all liquidation proceeds remaining after the foregoing payments equal to the percentage of Common Stock the holders of Series A Preferred Stock would have received if they had converted their Series A Preferred Stock into Common Stock.

         The Series A Preferred Stock is redeemable at the option of the holder at any time after October 1, 2000 at a redemption price of $10 per share plus accrued but unpaid dividends. If the Company, for any reason, is unable to redeem the Series A Preferred Stock at the time of the proposed redemption, the holders of the Series A Preferred Stock will have the right to elect a majority of the Board of Directors of the Company. Holders of Series A Preferred Stock will not have any other voting rights except (a) to the extent provided by law,
(b) the right to vote with the Common Stock with respect to corporate actions that give rise to the right of the holders of Series A Preferred Stock to convert their shares into Common Stock, as described below, and (c) the right to approve certain corporate actions, including amendment of the Articles of Incorporation, incurrence of indebtedness for borrowed money and/or capital leases in excess of $500,000, and transactions between the Company and officers, directors and holders of over 10% of the outstanding Common Stock.

         The Series A Preferred Stock is convertible into Common Stock upon the earlier to occur of (i) October 1, 2000, (ii) the sale of all or substantially all of the assets of the Company, (iii) a change in control of the Company and
(iv) the voluntary or involuntary dissolution of the Company. If the event triggering the conversion right is October 1, 2000, the Preferred Stock will be convertible into shares of Common Stock that equal 30% of the total outstanding Common Stock on a fully diluted basis. That conversion percentage is subject to downward adjustment with respect to the other three triggering events, depending on the future value of the Company.

         The Company has agreed to grant Imagine registration rights with respect to sales of Common Stock acquired upon conversion of the Series A Preferred Stock. Additionally, Mr. Scott A. Haire, President and Chairman of the Board of the Company, has agreed to enter into an agreement with Imagine that will allow Imagine to participate in any sale by Mr. Haire of all or substantially all of his shares of Common Stock of the Company. Those agreements are expected to be finalized sometime before the Annual Meeting.


                                  COMMON STOCK

         The amendment of the Articles of Incorporation will also increase the number of authorized shares of Common Stock of the Company from 100,000,000 to 150,000,000 shares. This will enable the Company to reserve a sufficient number of shares of Common Stock to meet its obligations with respect to conversion of Series A Preferred Stock, as well as give the Company sufficient shares for issuance in the future.

         The Company believes that this amendment would benefit the Company by providing greater flexibility to the Board of Directors to issue additional equity securities, for example, to raise additional capital, to facilitate possible future acquisitions, to provide stock-related employee benefits and to effect any stock split of the outstanding Common Stock. If the increase is approved at the Meeting, generally, no shareholder approval would be necessary for the issuance of all or any portion of the additional shares of Common Stock unless required by law or any rules or regulations to which the Company is subject.

         Although the Company considers from time to time mergers, acquisitions and other transactions that may involve the issuance of additional shares of Common Stock (any one or more of which may be under consideration or acted upon at any time), the Company is not a party to any agreements with respect to any such transactions, nor does it have any agreements, commitments or understandings with respect to such transactions or that would involve the issuance of additional shares of Common Stock in amounts that would exceed the number of currently authorized and unissued shares, other than currently outstanding options and warrants to purchase Common Stock.

         Depending upon the consideration per share received by the Company for any subsequent issuance of Common Stock, such issuance could have a dilutive effect on those shareholders who paid a higher consideration per share for their stock. Also, future issuances will increase the number of outstanding shares of Common Stock, thereby decreasing the percentage ownership in the Company (for voting, distributions and all other purposes) represented by existing shares of Common Stock. The availability for issuance of the additional shares of Common Stock and any issuance thereof, or both, may be viewed as having the effect of discouraging an unsolicited attempt by another person or entity to acquire control of the Company. Although the Board of Directors has no present intention of doing so, the Company's authorized but unissued Common Stock could be issued in one or more transactions that would make a takeover of the Company more difficult or costly, and therefore less likely. The Company is not aware of any person or entity who is seeking to acquire control of the Company. Holders of Common Stock do not have any preemptive rights to acquire an additional securities issued by the Company.

         The Company has been advised that shareholders owning an aggregate of 46,911,322 shares of Common Stock intend to vote in favor of the amendment to the Articles of Incorporation, thereby assuring that the amendment will be adopted.


                                 PROPOSAL NO. 3

                         INDEPENDENT PUBLIC ACCOUNTANTS

         Subject to ratification by the shareholders at the Meeting, the Board of Directors has selected Killman, Murrell & Company to audit the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending December 31, 1998. Killman, Murrell & Company has served the Company in this capacity since March 1, 1998. Representatives of Killman, Murrell & Company are expected to be present at the Meeting, will have the opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.


                              SHAREHOLDER PROPOSALS

         Shareholders may submit proposals on matters appropriate for shareholder action at subsequent annual meetings of the Company consistent with Rule 14a-8 promulgated under the Exchange Act. For such proposals to be considered for inclusion in the Proxy Statement and Proxy relating to the 1999 Annual Meeting of Shareholders, such proposals must be received by the Company not later than June 14, 1999. Such proposals should be directed to MB Software Corporation, 2225 E. Randol Mill Road, Suite 305, Arlington, Texas, 76011-6306,
Attention: Secretary.


                                 OTHER BUSINESS

         The Board of Directors knows of no matter other than those described herein that will be presented for consideration at the Meeting. However, should any other matters properly come before the Meeting or any adjournments thereof, it is the intention of the persons named in the accompanying Proxy to vote in accordance with their best judgment in the interest of the Company.


                                  MISCELLANEOUS

         All costs incurred in the mailing of this Information Statement will be borne by the Company. The Company may make arrangements with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of information materials to the beneficial owners of shares of Common Stock held of record by such persons, and the Company may reimburse such brokerage houses and other custodians, nominees and fiduciaries for their out-of-pocket expenses incurred in connection therewith.

         Accompanying this Information Statement is a copy of the Company's Annual Report for the fiscal year ended December 31, 1997.

                                    By Order of the Board of Directors



                                    Lucy J. Singleton
                                    Secretary
Arlington, Texas
October 12, 1998

                                   EXHIBIT "A"
                              ARTICLES OF AMENDMENT
                                     TO THE
                          ARTICLES OF INCORPORATION OF
                             MB SOFTWARE CORPORATION

         Pursuant to the provisions of Article 110-106 of the Colorado Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation.

         FIRST:     The name of the corporation is MB Software Corporation (the
"Corporation").

         SECOND:    The following amendment was adopted  by  the shareholders of the Corporation on the ___ day of November, 1998.

         The amendment alters the Fourth Article of the Amended and Restated Articles of Incorporation to read in its entirety as follows:

                                    "FOURTH:

         (a) The aggregate number of shares which the Corporation shall have the authority to issue is one hundred and fifty-one million (151,000,000), one hundred fifty million (150,000,000) of which will be shares of Common Stock ("Common Stock"), having a par value of $.001, and one million (1,000,000) of which will be shares of Preferred Stock ("Preferred Stock"), having a par value of $10 per share.

         (b) Preferred Stock may be issued in one or more series as may be determined from time to time by the Board of Directors. All shares of any one series of Preferred Stock will be identical except as to the date of issue and the dates from which dividends on shares of the series issued on different dates will cumulate, if cumulative. Authority is hereby expressly granted to the Board of Directors to authorize the issuance of one or more series of Preferred Stock, and to fix by resolution or resolutions providing for the issue of each such series the voting powers, designations, preferences, and relative participating, optional, redemption, conversion, exchange or other special rights, qualifications, limitations or restrictions of such series, and the number of shares in each series to the full extent now or hereafter permitted by law.

         (c) A first series of the class of Preferred Stock, par value $10, authorized by these Articles of Incorporation is hereby created and issuance is hereby authorized. The designation, amount thereof, voting powers, preferences and relative rights of the shares of such series, and the qualifications, limitations or restrictions thereof are hereby set as follows:

         1. Designation of Series. The designation of the series of Preferred Stock shall be "Series A Senior Cumulative Convertible Participating Preferred Stock" (the "Series A Preferred Stock").

         2. Par Value. The Series A Preferred Stock shall have a par value of $10 per share.

         3. Number of Shares. The number of shares of Series A Preferred Stock shall be three hundred forty thousand (340,000).

         4. Dividends of Series A Preferred Stock. The holders of record of the Series A Preferred Stock (each, a "Holder") shall be entitled to receive dividends at the rate of $1 per share of Series A Preferred Stock, per annum, out of any assets at the time legally available therefor and subject to the further limitations set out herein. Such dividends shall begin to accrue upon the issuance of the Series A Preferred Stock, and shall be payable in quarterly installments in arrears as of the last day of each of March, June, September and December of each year (each such quarter being herein referred to as a "Dividend Period"), the first dividend being payable on or before December 31, 1998; provided however, if such date on which a dividend is payable is a Saturday, Sunday or legal holiday, such dividend shall be payable on the next following business day to the Holder. Dividends on the Series A Preferred Stock shall be paid only out of those assets of the Corporation legally available therefor. All dividends paid pursuant to this paragraph shall be in the form of cash. Dividends on the Series A Preferred Stock shall accrue and be cumulative, whether or not in any Dividend Period or Periods there shall be assets of the Corporation legally available for the payment of such dividends. Accrued but unpaid dividends shall not be deemed to earn interest, except as contemplated in paragraph 5. For so long as any shares of Series A Preferred Stock shall remain outstanding, no dividend or distribution in cash or other property shall be declared, set aside or paid on or in respect of the Common Stock of the Corporation or on any other series of stock issued by the Corporation.

         5. Redemption Rights. If the Series A Preferred Stock is not converted into Common Stock as provided herein, it shall be redeemable, in whole or in part, at the option of the Holder thereof any time and from time to time after October 1, 2000, at a redemption price equal to $10 per share, plus accrued but unpaid dividends thereon through the Holder Redemption Date (as defined below) (the "Redemption Price"). In the event any Holder of Series A Preferred Stock wishes to exercise the redemption option set forth above, the Holder shall give the Corporation written notice of a redemption, which notice must be given not less than 15 days prior to the date the shares are to be redeemed (the "Holder Redemption Date") and shall specify: (i) the Holder Redemption Date; (ii) the number of shares of Series A Preferred Stock held by such Holder to be redeemed on such date; and (iii) that the certificate or certificates evidencing ownership of Series A Preferred Stock to be redeemed will be surrendered at a place to be designated by the Corporation. Within five days of its receipt of a redemption notice, the Corporation shall deliver a copy thereof to every other holder of record of Series A Preferred Stock. Each holder of Series A Preferred Stock that gives a redemption notice to the Corporation within five days after its receipt of such copy (a "Subsequent Notice") shall be deemed to have given such Subsequent Notice on the same date as the original redemption notice. However, no Subsequent Notice shall serve as the basis for any redemption notice given within five days after its delivery being deemed to have been given as of any date other than the actual date on which it is given. Upon receipt of any redemption notice, the Corporation shall be obligated to redeem for cash the shares to be redeemed within 60 days after the Corporation's receipt of such redemption notice; provided, however, that if the Corporation does not have sufficient funds that are legally available for such redemption, (i) the Corporation shall redeem so many of the shares to be redeemed as may lawfully redeem, (ii) if the Corporation cannot redeem all of the shares to be redeemed, the Corporation shall redeem the shares to be redeemed in the chronological order in which the redemption notices related thereto were given and shall redeem the shares to be redeemed subject to redemption notices given or deemed given on the same date pro rata, (iii) the Corporation shall promptly take such action as is lawful and possible for it to cause sufficient funds to become legally available to redeem all shares to be redeemed, (iv) shares to be redeemed and not redeemed shall remain outstanding shares for all purposes until redeemed and paid for in full, and (v) a holder of shares to be redeemed may, by written notice to the Corporation given at any time after the 60th day after giving a redemption notice but prior to the time payment in full is made to such holder, revoke such redemption notice with respect to any or all shares to be redeemed that have not then been redeemed. The fact that an Event of Default ceases to exist after a redemption notice has been given but before the redemption of the shares to be redeemed does not negate the obligation of the Corporation to redeem such shares. On and after the Holder Redemption Date, the Holder of Series A Preferred Stock giving notice for redemption as aforesaid, upon presentation and surrender at the place designated by the Corporation (such place, as is reasonably accessible to the Holder, to be designated by the Corporation by giving written notice of such designation to the Holder no less than 10 days prior to the Holder Redemption Date) of the certificate or certificates representing such shares of Series A Preferred Stock that are being redeemed held by it, duly endorsed in blank for transfer or accompanied by a written instrument of transfer duly executed by such Holder or its attorney duly authorized in writing, shall be entitled to receive the Redemption Price. After the Holder Redemption Date specified in such notice (unless default shall be made by the Corporation in the payment of the Redemption Price), all dividends on the Series A Preferred Stock so redeemed shall cease to accrue and all rights of the Holders of the Series A Preferred Stock so redeemed as shareholders of the Corporation, excepting only the right to receive the Redemption Price on and after the Holder Redemption Date without interest thereon (except as contemplated below), shall cease and terminate. Should the Corporation fail to redeem any shares of Series A Preferred Stock following receipt from a Holder of written notice of redemption, (i) the Holders of the Series A Preferred Stock shall have the right to elect a majority of the Corporation's board of directors as provided below, and (ii) the Corporation shall pay interest on the Redemption Price with respect to the shares of Series A Preferred Stock that were called for redemption but not redeemed at the Holder Redemption Date at an interest rate equal to the lesser of the prime rate of interest stated by The Wall Street Journal on the proposed Holder Redemption Date, plus 5%, or the highest rate allowed by law from the proposed Holder Redemption Date through the date the shares are actually redeemed. The Series A Preferred Stock shall not be entitled to the benefits of any sinking or similar fund.



         6. Voting Rights.

                    (i) Except as provided herein or by applicable law, the Series A Preferred Stock shall have no right to vote with respect to matters requiring the vote of the holders of the Corporation's capital stock.

                    (ii) Holders  of Series A  Preferred  Stock  shall  have the right to vote with holders of Common Stock, on an as-converted basis, on any matter submitted to a vote of holders of Common Stock that constitutes either a Sale Triggering Event, a Change in Control Triggering Event or a Dissolution Triggering Event (as such terms are defined below), with the Conversion Percentage of the Series A Preferred Stock being calculated based upon the Triggering Event being voted upon.

                    (iii)In the event the  Corporation  shall,  for any  reason,
                         (a) fail to redeem shares of Series A Preferred Stock following receipt of written notice of redemption from the Holder as provided above, or (b) default with respect to any of its other obligations under this Article Fourth with respect to the Series A Preferred Stock, which default shall remain uncured for a period of 30 days if such default is curable, otherwise the rights set forth below shall be activated immediately upon default, the number of directors constituting the whole Board of Directors of the Corporation (the "Board") shall, without further action by the shareholders or the Board, be increased by the number of directors then constituting the entire Board, plus one, and the Holders of Series A Preferred Stock shall have the exclusive and special right, voting separately and as a single class, to vote for and elect such additional directors, and the remaining number of directors of the Corporation shall be elected by the shareholders generally entitled to vote in the election of directors. Directors elected by Holders of Series A Preferred Stock may only be removed by Holders of Series A Preferred Stock and no increase or decrease in the size of the Board shall be permitted during the pendency of such right except as expressly contemplated in this paragraph 6. The right of the Holders of Series A Preferred Stock to elect additional directors shall cease, the term of the additional directors elected by the Holders of the Series A Preferred Stock voting as a separate class pursuant to this paragraph shall terminate forthwith and the number of directors of the Corporation shall be reduced by such number whenever the Series A Preferred Stock with respect to which the Corporation defaulted on its obligation to redeem shall have been redeemed, the default creating the election right shall have been cured or all the Series A Preferred Stock shall have been redeemed, as the case may be.

                    (iv) Whenever  such  voting  right shall have  vested,  such right may be exercised initially either at a special meeting of the Holders of the Series A Preferred Stock having such voting right, called as hereinafter provided, or at any annual meeting of shareholders held for the purpose of electing directors, and thereafter at such annual meetings or by the written consent of the Holders of the Series A Preferred Stock entitled to vote thereon.

                    (v) At any time when such voting right shall have vested in the Holders of the Series A Preferred Stock, and if such right shall not already have been initially exercised, a proper officer of the Corporation shall, upon the written request of any Holder of Series A
                         Preferred Stock having such voting right then outstanding, addressed to the Secretary of the Corporation, call a special meeting of the Holders of the Series A Preferred Stock having such voting right for the purpose of electing directors. Such meeting shall be held at the earliest practicable date upon the notice required for special meetings of shareholders at the place where the last annual meeting of shareholders of the Corporation was held or the Corporation's chief executive office. If such meeting shall not be called by the proper officers of the Corporation within 10 days after the delivery of notice of such written request to the Secretary of the Corporation, or within 10 days after mailing the same within the United States, by registered mail, addressed to the Secretary of the Corporation at its principal office (such mailing to be evidenced by the registry receipt issued by the postal authorities), then the Holders of 10% or more of the shares of the Series A Preferred Stock then outstanding which would be entitled to vote at such meeting may designate in writing a Holder of Series A Preferred Stock to call such meeting at the expense of the Corporation, and such meeting may be called by such person so designated upon the notice required for special meetings of shareholders and shall be held at the same place as is elsewhere provided in this paragraph. Any Holder of the Series A Preferred Stock which would be entitled to vote at such meeting shall have access to the stock books of the Corporation for the purpose of causing a meeting of shareholders to be called pursuant to the provisions of this paragraph. Notwithstanding the provisions of this paragraph, however, no such special meeting shall be called during a period within 30 days immediately preceding the date fixed for the next annual meeting of shareholders.

                    (vi) At  any  meeting  held  for  the  purpose  of  electing directors at which the holders of Series A Preferred Stock shall have the right to elect directors as provided herein, the presence in person or by proxy of the holders of 33-1/3% or more of the then outstanding shares of Series A Preferred Stock having such right shall be required and be sufficient to constitute a quorum of such series for the election of directors by such series. At any such meeting or adjournment thereof
                         (a) the absence of a quorum of the Holders of the Series A Preferred Stock having such right shall not prevent the election of directors other than those to be elected by the Holders of stock of such series and the absence of a quorum or quorums of the holders of capital stock entitled to elect such other directors shall not prevent the election of directors to be elected by the Holders of the Series A Preferred Stock entitled to elect such directors and

                         (b)in the absence of a quorum of the holders of any class or series of stock entitled to vote for the election of directors, a majority of the holders present in person or by proxy of such class or series shall have the power to adjourn the meeting for the election of directors which the holders of such class or series are entitled to elect, from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

                    (vii)The term of  office  of all  directors  elected  by the
                         Holders of the Series A Preferred Stock in office at any time when the aforesaid voting rights are vested in the Holders of the Series A Preferred Stock having such voting rights shall terminate upon the election of their successors at any meeting of shareholders for the purpose of electing directors. Upon any termination of the aforesaid voting rights as set forth above the term of office of all directors elected by the Holders of the Series A Preferred Stock then in office shall thereupon terminate and upon such termination the number of directors constituting the Board of Directors shall, without further action, be reduced by the amount of increase, subject always to the increase of the number of directors in case of the future right of the Holders of the Series A Preferred Stock to elect directors.

                    (viii) So long as any  shares  of Series A  Preferred  Stock remain outstanding, the Corporation will not, either directly or indirectly or through merger or consolidation with any other corporation, without the affirmative vote at a meeting or the written consent with or without a meeting of the Holders of at least a majority in number of shares of the Series A Preferred Stock, (x) create any class or series of stock ranking equal or prior to the Series A Preferred Stock, either as to dividends or upon liquidation or increase the authorized number of shares of any class or series of stock ranking equal or prior to the Series A Preferred Stock either as to dividends or upon liquidation, (y) amend, alter or repeal (whether by merger, consolidation or otherwise) any of the provisions of the Articles of Incorporation of the Corporation so as to affect adversely the preferences, special rights or powers of the Series A Preferred Stock or (z) authorize any reclassification of the Series A Preferred Stock.

                    (ix) Holders  of  Series  A  Preferred  Stock  shall be sent notice of any meeting of shareholders, regardless of whether they are entitled to vote or consent at such meeting, together with copies of all other correspondence sent to shareholders by the Corporation. The Corporation will give Holders of Series A Preferred Stock at least twenty days' advance notice of the fixing of any record date with respect to holders of the Common Stock.

         7. Priority. The Series A Preferred Stock shall be senior to all other capital stock of the Corporation as to payment of dividends, redemption and (except with respect to Common Stock as described under the heading "Priority of the Series A Preferred Stock in the Event of Liquidation") liquidation preference.

         8. Priority of the Series A Preferred Stock in the Event of Liquidation. In the event of a voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the Holders of Series A Preferred Stock shall be entitled to receive the sum of (i) $100 per share plus accrued and unpaid dividends through the date of the liquidating distribution, plus (ii) after $20,000,000 has been paid to holders of Common Stock in the aggregate, an amount equal to the amount paid under subsection (i), plus (iii) that percentage of all liquidation proceeds remaining after the foregoing payments equal to the Conversion Percentage (as defined below) calculated for a Dissolution Triggering Event (as defined below) pursuant to paragraph 11 below. If upon any liquidation, dissolution or winding up of the Corporation, the amounts payable with respect to the Series A Preferred Stock are not paid in full, the Holders of the Series A Preferred Stock will share ratably in any such distribution of assets in proportion to the full respective preferential amounts to which they are entitled. The merger or consolidation of the Corporation with any other entity shall not be deemed to be a liquidation, dissolution or winding up of the Corporation for the purpose of this paragraph.

         9. Conversion. If a Triggering Event (as defined below) occurs, the Series A Preferred Stock will be convertible, at the option of the Holders, into that number of shares of Common Stock representing the Conversion Percentage (as defined below) of the Common Stock of the Corporation outstanding after such conversion.

         10. Triggering Events. A Triggering Event shall be the first to occur of any one of: (i) the sale of all or substantially all of the assets of the Corporation (the "Sale Triggering Event"); (ii) a Change in Control (as defined below) of the Corporation (the "Change in Control Triggering Event"); (iii) the voluntary or involuntary dissolution of the Corporation (the "Dissolution Triggering Event"); or (iv) October 1, 2000 (the "Year 2000 Triggering Event").

         11. Conversion Percentage. The "Conversion Percentage" will be (i) 30% in the case of the Year 2000 Triggering Event, or (ii) 30% adjusted pursuant to the following calculations, in the case of any other Triggering Event:

                    (a) Determine the Future Corporation Value (as defined below) at the time of the Triggering Event;

                    (b) subtract the Redemption Price at the date of the Triggering Event from $6 million (the result being called the "Excess Preferred Value");

                    (c) if the Excess Preferred Value is zero or less, the Conversion Percentage is 30% and no further calculations are necessary; if the Excess Preferred Value is positive, divide the Excess Preferred Value by the Future Corporation Value (the result being called the "Conversion Adjustment");

                    (d) subtract the Conversion Adjustment from 30% and the result is the Conversion Percentage.

         In either instance, if a portion of the Series A Preferred Stock has been redeemed or converted into Common Stock as provided in paragraph 5 or paragraph 9 hereof, the Conversion Percentage shall be reduced proportionately.

         12. Future Corporation Value. The "Future Corporation Value" is defined as, with respect to (i) a Sale Triggering Event, all amounts received or to be received by the Corporation as a result of such transaction (including the amount of obligations of the Corporation assumed by the buyer); plus, to the extent not transferred in such transaction, the fair value of all remaining assets of the Corporation; plus, all amounts to be received from the buyer or its affiliates by officers, directors and shareholders of the Corporation or their affiliates pursuant to agreements entered into in connection with or in anticipation of such sale, regardless of whether characterized as being for services, non-competition covenants, or otherwise, to the extent the consideration therefor exceeds the fair value thereof; (ii) a Change in Control Triggering Event, the sum of (1) the product of the highest per share consideration received by a holder of Common Stock in such transaction multiplied by the number of shares (on a fully diluted basis, assuming that the Series A Preferred Stock is converted into Common Stock as a Year 2000 Triggering Event) of Common Stock outstanding at the date of such Triggering Event; plus, (2) all amounts to be received from the buyer or its affiliates by officers, directors, and shareholders of the Corporation or their affiliates pursuant to agreements entered into in connection with or in anticipation of such Change in Control, regardless of whether characterized as being for services, non-competition covenants, or otherwise, to the extent the consideration therefor exceeds the fair value thereof; and (iii) a Dissolution Triggering Event, all amounts available for distribution to shareholders (after paying all bona fide debts and obligations of the Corporation other than amounts payable to the Holders of Preferred Stock).

         13. Change in Control. Each of the following events shall be considered a "Change in Control": (i) a merger or consolidation of the Corporation with any other entity as a result of which the holders of Common Stock immediately prior to the merger or consolidation do not own (on a fully diluted basis) a majority of the outstanding capital stock or other equity interests of the surviving entity; (ii) any event or series of events that causes any person, group or entity, together with its affiliates and associates, to be the beneficial owner of a majority of the outstanding securities of the Corporation that have the right to vote generally in the election of the directors of the Corporation (for the purposes of this paragraph, "Voting Securities"), or that results in any person or entity that currently owns a majority of the outstanding voting securities of Maker increasing its ownership percentage by 5% or more; provided, however, that neither the issuance of Series A Preferred Stock nor the issuance of Common Stock upon conversion of Series A Preferred Stock shall be an issuance or transfer of Voting Securities or securities convertible into Voting Securities for purposes of this clause; (iii) any reclassification of securities of the Corporation or any recapitalization of the Corporation that, in either case, has the effect of increasing the percentage of the outstanding Voting Securities of the Corporation that are beneficially owned by any shareholder of the Corporation by 5% or more; or (iv) any acquisition (pursuant to a tender offer or otherwise) of securities of the Corporation that results in any person, group or entity, together with its affiliates and associates, being the beneficial owner of a majority of the then outstanding Voting Securities of the Corporation or that results in any person or entity that currently owns a majority of the outstanding Voting Securities of the Corporation increasing its percentage of outstanding Voting Securities by 5% or more. For purposes of this paragraph, the term "beneficial owner" means, with respect to any security, a person or entity who has an economic interest in such security, has the right to acquire such security (including by virtue of owning convertible securities, rights, options or warrants, whether such right is immediately exercisable or subject to certain conditions, including lapse of time, with any securities not outstanding that are subject to such convertible securities, rights, options or warrants being deemed to be outstanding for the purpose of computing the percentage of outstanding securities of a class owned by a person but not being deemed to be outstanding for the purpose of computing the percentage of the class by any other person), has the right to vote or direct the voting of such security, or has the right to dispose or direct the disposition of such security; the term "outstanding" includes securities that, pursuant to the foregoing definition, are deemed beneficially owned, regardless of whether actually issued and outstanding; and the terms "associate" and "affiliate" have the meaning given them in regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

         14. Certain Restrictions on the Corporation. As long as any shares of Series A Preferred Stock shall be outstanding, the Corporation shall not, without the consent of the holders of a majority of the outstanding shares of Series A Preferred Stock, (i) issue any capital stock that is equal with or senior to the Series A Preferred Stock with respect to dividends, redemption, or (except with respect to Common Stock as described in the section "Priority of the Series A Preferred Stock in the Event of Liquidation") liquidation preference; (ii) fail to have reserved sufficient shares of Common Stock to permit full conversion of the Series A Preferred Stock as provided herein; (iii) issue any capital stock that would cause there to be insufficient shares of Common Stock to permit full conversion of the Series A Preferred Stock as provided herein; (iv) amend the Articles of Incorporation of the Corporation;
(v) incur any indebtedness for borrowed money and/or capital leases, in a single transaction or series of related transactions, in excess of $500,000; (vi) enter into any transaction or series of related transactions with any director, officer or holder of over 10% of the outstanding shares of Common Stock or any affiliates of any such person, other than a wholly owned subsidiary of the Corporation involving over $50,000 (other than employment arrangements existing on June 30, 1998); or (vii) increase the annual compensation of any employee by $50,000 or more. Any action taken hereunder by the Corporation without such consent shall be void.

         15. Reservation of Shares. The Corporation shall at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Common Stock and issued Common Stock held in its treasury, solely for the purpose of effecting the conversion of the shares of Series A Preferred Stock as provided herein, the full number of shares of Common Stock then issuable upon the conversion of all outstanding shares of Series A Preferred Stock. For the purpose of this paragraph, the full number of Common Stock issuable upon the conversion of all outstanding shares of Series A Preferred Stock shall be computed as if at the time of computation of such number of Common Stock all outstanding shares of Series A Preferred Stock were held by a single Holder. The Corporation shall from time to time, in accordance with the laws of the State of Colorado, increase the number of shares of its Common Stock if at any time the aggregate of the authorized number of shares of its Common Shares remaining unissued and its issued Common Stock held in its


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

treasury (other than any such shares reserved for issuance in any other matter) shall not be sufficient to permit the conversion of all shares of Series A Preferred Stock at the time outstanding.

         16. Taxes. The Corporation shall pay any and all documentary, stamp or similar issue or transfer taxes that may be payable in respect of the issue or delivery of Common Stock on conversion of shares of Series A Preferred Stock pursuant hereto. The Corporation shall not, however, be required to pay any such tax which may be payable in respect of any transfer involved in the issue or transfer and delivery of Common Stock in a name other than that in which the shares of Series A Preferred Stock so converted were registered, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Corporation the amount of any such tax or has established to the satisfaction of the Corporation that such tax has been paid.

         17. Waiver. Notwithstanding anything to the contrary herein, any condition, requirement, or covenant contained in this Article may be waived in writing by the person(s) for whose benefit such condition, requirement, or covenant is made.

         18. Notice. The Corporation will give Holders of Series A Preferred Stock at least twenty days' advance written notice of any Sale Triggering Event or Change in Control Triggering Event, any record date relating to such Triggering Event, and, to the extent possible, at least twenty days' advance written notice of any event that could give rise to either such Triggering Event or any event that could lead to a liquidation of the Corporation. Any notices required to be given hereunder shall be in writing and, unless otherwise provided herein, shall be deemed validly delivered if delivered personally or sent by certified mail postage prepaid to the Corporation at its address set forth on the first page of its most recent filing with the Securities and Exchange Commission or, if no longer registered, its registered office, and to Holders of Series A Preferred Stock at the address listed in the stock records of the Corporation. Notice given by mail as set out above shall be deemed delivered three days from the date of mailing.

         (d) Each holder of Common Stock shall have one vote for each share outstanding in his or her name on the books of the Corporation and entitled to vote, except that in the election of directors he or she shall have the right to vote such number of shares for as many persons as there are directors to be elected and for whose election the shareholder has a right to vote. Cumulative voting shall not be allowed in the election of directors or for any other purpose.

         (e) No shareholder of the Corporation shall have any preemptive or similar right to acquire any additional unissued or treasury shares of stock or for other securities of any class, or for rights, warrants or options to purchase stock or for scrip, or for securities of any kind convertible into stock or carrying stock purchase warrants or privileges.

         (f) The board of directors may from time to time distribute to the shareholders in partial liquidation, out of stated capital or capital surplus of the Corporation, a portion of its assets, in cash or property, subject to the limitations contained in the statutes of Colorado and elsewhere in these Articles of Incorporation."



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